Exhibit 10.10
                                  -------------

                                LANDLORD'S WAIVER

                                                               Contract No. 1786
(C)2001, DVI, Inc., All Rights Reserved

         THIS  LANDLORD'S WAIVER (this "waiver") is entered into effective as of
May________,2001,   by  and  among  [LANDLORD]  ("landlord"),  HOWARD  SILVERMAN
("Obligor") and DVI FINANCIAL SERVICE INC. ("DVI")

                                   BACKGROUND

         A. Obligor, as tenant, and landlord have entered into a lease ("l\lease") for the real estate located at 6646 Indian School Road, Albuquerque, NM 87110, as more described on schedule A attached hereto ("Leased premises").

         B. DVI is or will be the owner of and/or has or will have security interest in and lien on the personal property (as defined below).

         NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and
agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, and intending to be legally bound hereby, the parties agree as follows:

         1. Waiver of rights. Landlord hereby waives, releases and relinquishes to DVI all right, title, interest, claim and lien that landlord has, or may in the future have, in, to against the personal property located at any time on the leased promises as specifically described on schedule B attached hereto, as the same may be amended by DVI, from time to time, by written notice to landlord, to the extent personal property is now owned or hereafter acquired by DVI and leased to obligor or now owned or hereafter acquired by obligor and pledge To DVI as collateral security for obligations of obligor to DVI(collectively, "Personal Property"). Personal Property will not be subject to levy, sale, distress or distraint for rent or to any claim, lien or demand of any kind by landlord.

         2. Entry to Leased Premises. Landlord and obligor authorize DVI and its attorneys, agents and employees to enter on the leased premises, upon responsible notice (provided that no notice will be required if all or any part of the Personal Property is subject imminent harm or loss) and, at any responsible time, to inspect, preserve, maintain, take possession of, remove or dispose of the personal property ("Permitted Activities"); provided, however, that DVI agrees or its attorneys, agents or employees on the leased premises. DVI further agrees to indemnify and hold harmless Landlord from against any loss or claim of any third party directly resulting from any of the Permitted Activities engaged in by DVI or it attorneys, agents or employees on the Leased Premises.

         3. Not Fixtures. Landlord agrees that the Personal Property (except the extent such Personal Property consists of ordinary building materials (such as dry wall or carpeting) fully integrated into the lease Premises) is and will not be deemed a fixtures or part of the leased Premises, but will at all times be considered personal property. Except as provided in section 4 hereof or with

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DVI's  express  written  consent,  landlord  will take no  steps to remove  the
Personal Property from the lease premises.

         4. Used of Leased Premises. If obligor has vacated the leased premises, voluntarily, the lease is terminated or Landlord has accelerated all amounts due under the lease, Landlord may upon written notice to DVI ("Landlord Notice") request that DVI remove the personal property from the Leased Premises. Unless DVI elects to abandon the personal property, DVI will pay to the landlord the regular monthly, non-accelerated rental payments due under the lease (not including any past-due, additional or bonus rental) prorated for the number of dats DVI keeps the Personal Property on the leased premises commencing on that day that is ten (10) days after DVI's receipt of the Landlord Notice. In any event, unless DVI elects to abandon the Personal Property, DVI will remove the Personal Property, from the leases Premises within one hundred twenty (120) days after DVI's receipt of the Landlord Notice unless such removal is stayed, enjoined or prevented by causes outside DVI's control, in which case the one hundred twenty (120) days will commence on the date DVI obtains relief from such stay or injunction or such causes are eliminated. Nothing herein or elsewhere will be deemed to prevent or limit DVI, at its option, from abandoning any part of the Personal Property; provided, however, that DVI must give Landlord written notice of abandonment in order to be relieved of any obligation hereunder to pay rent to Landlord. If DVI elects to abandon the Personal Property or fails to timely pay the rental due from DVI hereunder, Landlord may, using commercially reasonable methods, undertake to remove the Personal Property from the Leased Premises.

         5. Landlord's Representations. Landlord represents and warrants to DVI that: (a) the Lease is in full force and effect and has not been amended, modified or renewed, (b) to the Landlord's knowledge, Obligor is not in default of any of its obligations under the Lease and (c) all rent and other payments, if any, due under the Lease have been paid by Obligor. Landlord understands and agrees that DVI is relying on the agreements, representations and warranties contained in this Waiver in extending, continuing or maintaining certain credit facilities to Obligor.



         6. Notices. All notices, requests and other communications made or given in connection with this Waiver will be in writing and will be deemed to be received (a) upon personal delivery to the individual or division or department to whose attention notices to a party are to be addressed by private carrier ,
(b) three (3) business days after being sent by registered or certified mail, in all cases, with charges prepaid, addressed to landlord or to Obligor at heir respective addresses set forth on the Signature Page hereto or to DVI as follows:

TO DVI:                                  With Copy To:

        DVI Financial Services Inc              DVI Financial Services Inc
        2500 York Road                          2500 York Road
        Jamison, PA 18929                       Jamison, PA 18929
        Attention: Chief Credit Officer         Attention: Legal Department
        Telephone: 215-488-5000                 Telephone: 215-488-5000
        Facsimile: 215-488-5408                 Facsimile: 215-488-5415
        E-Mail: DVI@dvi-inc.com                 E-Mail: DVI@dvi-inc.com

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Any party may  change  such  address  by  sending  notice of the change to other parties: such change of address is effective only upon actual receipt of such notice by the other parties.


         7. Governing Law. This Waiver will be governed by the laws of the state in which the Leased Premises are located.


         8. Contract Number. The inclusion of a Contract Number herein is not intended to, and should not be interpreted to, limit in anyway the enforceability of this Waiver solely to the Personal Property described in that Contract.

         9. Binding Effect. This waiver is binding upon and will inure to the benefit of the heirs, successors and assigns of the parties hereto.


         (THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)




































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
                                                               Contract No. 1409

                       LANDLORD'S WAIVER - SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Waiver effective as of the date first above written.

STATE OF                        :          [LANDLORD]
        ----------------------- : SS
COUNTY OF----------------------            --------------------------

On              , 20      , before
  -------------     ------
me, the undersigned, personally
appeared                                   Address: [LANDLORD'S MAILING ADDRESS]
        --------------------------,
who acknowledged himself to be             -------------------------------------
               of                          Contact person:
--------------, &----------------,                        ---------------------
and that he as such                        Telephone:
                   ---------------,                  --------------------------
being authorized to do so, executed        Facsimile:
the foregoing instrument for the                     --------------------------
purposes therein contained. IN             E-Mail:
WITNESS WHEREOF, I hereunto set my                -----------------------------
and official seal.


----------------------------------
Notary Public

My Commission Expires:


COMMONWEALTH OF PENNSYLVANIA               DVI FINANCIAL SERVICES INC.
COUNTY OF BUCKS                  : SS
 On             , 20     , before          By:
   -------------    -----                     ----------------------------
me, the undersigned, personally            Name:
appeared                         ,              --------------------------
who acknowledged himself to be             Title:
                        of DVI                   -------------------------
----------------------,
Financial Services Inc., a Delaware
Corporation, and that he as such officer,
being authorized to do so, executed the
foregoing instrument for the purposes
therein contained.  IN WITNESS WHEREOF,
I hereunto set my hand and official seal.

-------------------------------------
Notary Public

My Commission Expires:

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
STATE OF                        :          HOWARD SILVERMAN
        ----------------------- : SS
COUNTY OF----------------------            --------------------------

On              , 20      , before
  -------------     ------
me, the undersigned, personally
appeared                                   Address: 2618 South Beverly Drive
        --------------------------,                 Los Angeles, CA 90034
who acknowledged himself to be             -------------------------------------
               of                          Contact person:
--------------, &----------------,                        ---------------------
and that he as such                        Telephone:
                   ---------------,                  --------------------------
being authorized to do so, executed        Facsimile:
the foregoing instrument for the                     --------------------------
purposes therein contained. IN             E-Mail:
WITNESS WHEREOF, I hereunto set my                -----------------------------
and official seal.


----------------------------------
Notary Public

My Commission Expires:



























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
                                                               Contract No. 1409

                      LEGAL DESCRIPTION OF LEASED PREMISES















                                 [See Attached]



















                                   SCHEDULE A
                                       TO
                               LANDLORD'S WAIVER











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
                                                               Contract No. 1409

                        DESCRIPTION OF PERSONAL PROPERTY























                            [COLLATERAL DESCRIPTION]










                                   SCHEDULE B
                                       TO
                               LANDLORD'S WAIVER












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
                     ATTACHMENT TO UCC-1 FINANCING STATEMENT
                              (Specific Equipment)

(C)2001, DVI, Inc, All Rights Reserved                     Contract No. 1786-002



DEBTOR:                             SECURED PARTY:

HOWARD SILVERMAN                    DVI FINANCIAL SERVICES INC.
2618 South Beverly Drive            2500 York Road
Los Angeles , CA 90034              Jamison, Pennsylvania  18929


         Debtor hereby grants to and for the benefits of Secured Party and it's Affiliates, as collateral security for the DVI Indebtedness, a security interest in, and lien on, all right title and interest of Debtor in and to the following equipment, together with all parts and accessories and additions incorporated therein, attached thereto and used in connection therewith, all replacements and substitutions therefore and all income, proceeds and products thereof.

Serial No.    Manufacture     Year/Model   Description        Software Level
----------    ------------    ----------   ------------       --------------


S/N               VISX          1998       EXIMER LASER














         Debtor acknowledges and agrees that this Attachment and the grant of the security interest and lien combined herein are subject to the terms and conditions of that certain Master Loan and Security Agreement dated March 17, 1998, by and between Debtor and Secured Party. All undefined capitalized terms used herein have the meanings set forth in such Master Security Agreement.








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